Exhibit 20.19

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 98-1	COMT 99-3
Deal Size	$591MM	$500MM
Expected Maturity(Class A):	4/15/2008	7/17/2006

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		6.02%	2.06%
	SVC Fees		1.50%	1.50%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	6.39%	10.35%
		Apr-04	4.85%	9.09%
		Mar-04	6.03%	10.18%
3-Mo Avg Excess Spread			5.76%	9.87%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 00-2	COMT 00-3
Deal Size	$750MM	$1000MM
Expected Maturity(Class A):	06/15/2005	08/15/2007

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		7.26%	2.08%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	4.64%	9.83%
		Apr-04	3.12%	8.58%
		Mar-04	4.28%	9.67%
3-Mo Avg Excess Spread			4.01%	9.36%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 00-4	COMT 01-1
Deal Size	$1200MM	$1200MM
Expected Maturity(Class A):	10/17/2005	2/15/2008

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		5.80%	1.48%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	6.11%	10.42%
		Apr-04	4.55%	9.09%
		Mar-04	5.73%	10.21%
3-Mo Avg Excess Spread			5.46%	9.91%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 01-2	COMT 01-3
Deal Size	$1200MM	$750MM
Expected Maturity(Class A):	3/15/2006	5/15/2006

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		4.86%	4.89%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	7.05%	7.02%
		Apr-04	5.49%	5.47%
		Mar-04	6.67%	6.64%
3-Mo Avg Excess Spread			6.40%	6.38%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 01-4	COMT 01-5
Deal Size	$1000MM	$1000MM
Expected Maturity(Class A):	6/15/2004	8/15/2006

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		1.45%	4.76%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	10.45%	7.15%
		Apr-04	9.12%	5.59%
		Mar-04	10.23%	6.77%
3-Mo Avg Excess Spread			9.93%	6.51%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 01-6	COMT 01-7
Deal Size	$1300MM	$1000MM
Expected Maturity(Class A):	8/15/2008	10/15/2004

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		1.88%	3.54%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	10.02%	8.37%
		Apr-04	8.75%	6.81%
		Mar-04	9.85%	7.99%
3-Mo Avg Excess Spread			9.54%	7.72%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 01-8	COMT 02-1
Deal Size	$1000MM	$1000MM
Expected Maturity(Class A):	10/16/2006	1/15/2009

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		4.19%	1.51%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	7.72%	10.39%
		Apr-04	6.16%	9.06%
		Mar-04	7.34%	10.18%
3-Mo Avg Excess Spread			7.08%	9.88%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 02-2	COMT 02-3
Deal Size	$620MM	$1350MM
Expected Maturity(Class A):	3/15/2007	4/15/2005

Portfolio Yield			18.09%	18.09%
LESS:	(Wt Avg) Coupon		1.45%	1.71%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.18%	4.18%

Excess Spread:		May-04	10.46%	10.19%
		Apr-04	9.13%	8.91%
		Mar-04	10.24%	10.01%
3-Mo Avg Excess Spread			9.94%	9.70%

Delinquents:	30 to 59 days		1.30%	1.30%
	60 to 89 days		0.84%	0.84%
	90+ days		1.88%	1.88%
Gross Monthly Payment Rate			16.58%	16.58%

>CAPITAL ONE MASTER TRUST

>Trust Excess Spread Analysis

>May-04

Card Trust	COMT 02-4
Deal Size	$750MM
Expected Maturity(Class A):	5/15/2007

Portfolio Yield			18.09%
LESS:	(Wt Avg) Coupon		4.46%
	SVC Fees		2.00%
	Net Charge-Offs		4.18%

Excess Spread:		May-04	7.45%
		Apr-04	5.89%
		Mar-04	7.07%
3-Mo Avg Excess Spread			6.80%

Delinquents:	30 to 59 days		1.30%
	60 to 89 days		0.84%
	90+ days		1.88%
Gross Monthly Payment Rate			16.58%

>CAPITAL ONE MASTER TRUST

(*) This material is for informational purposes only and is not an offer of securities for sale in the United States.  These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Capital One Master Trust performance statistics are also available at the Capital One web site:

http://www.capitalone.com/about/invest/financials/abs.shtml